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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 2 to

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2007

American Community Newspapers Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32549 (Commission File Number)	20-2521288 (IRS Employer Identification No.)

14875 Landmark Boulevard, Suite 110, Addison, TX (Address of Principal Executive Offices)		75254 (Zip Code)

(972) 628-4080
Registrant’s telephone number, including area code:

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

THIS AMENDMENT IS BEING FILED SOLELY TO INCLUDE EXHIBITS NOT PREVIOUSLY FILED.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.

Exhibit	Description

2.1

Asset Purchase Agreement, dated as of January 24, 2007, as amended, by and among Registrant, American Community Newspapers LLC and ACN Holding LLC. (included as Annex A of the Definitive Proxy Statement (No. 001-32549), filed June 15, 2007 and incorporated by reference herein)

2.2	Letter Agreement, dated June 29, 2007, by and among Registrant, American Community Newspapers LLC and ACN Holding LLC*

3.1	Amended and Restated Certificate of Incorporation of Registrant*

3.2	Bylaws of the Registrant (incorporated by reference from Exhibit 3.2 to Registrant’s Registration Statement on Form S-1 (File No. 333-124380) filed April 27, 2005)

3.3	Certificate of Designations, Rights and Preferences of the Series A Redeemable Preferred Stock*

4.1	Specimen Unit Certificate**

4.2	Specimen Common Stock Certificate**

4.3	Specimen Warrant Certificate**

4.4	Form of Unit Purchase Option (incorporated by reference from Exhibit 4.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-124380) filed April 27, 2005)

4.5	Amendment to Unit Purchase Option (incorporated by reference from Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed October 25, 2006)

4.6	Amendment No. 2 to Unit Purchase Option, dated July 2, 2007*

4.7	Warrant Agreement (incorporated by reference from Exhibit 4.5 to Registrant’s Registration Statement on Form S-1 (File No. 333-124380) filed April 27, 2005)

4.8	Warrant Clarification Agreement (incorporated by reference from Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed October 25, 2006)

10.1

Credit Agreement, dated as of June 29, 2007, by, between and among ACN OPCO LLC, Registrant, Bank of Montreal, Chicago Branch, for itself as lender and as administrative agent for all lenders, and the financial institutions listed on the signature pages thereto*

10.2	Credit Agreement, dated as of June 29, 2007, between Registrant and Ares Capital Corporation, as initial lender*

10.3

Employment Agreement, dated January as of January 24, 2007, between Registrant and Eugene M. Carr (included as Annex H of the Definitive Proxy Statement (No. 001-32549), filed June 15, 2007 and incorporated by reference herein)

10.4

Employment Agreement, dated January as of January 24, 2007, between Registrant and Daniel J. Wilson (included as Annex I of the Definitive Proxy Statement (No. 001-32549), filed June 15, 2007 and incorporated by reference herein)

10.5

Employment Agreement, dated January as of January 24, 2007, between Registrant, Jeffrey B. Coolman (included as Annex J of the Definitive Proxy Statement (No. 001-32549), filed June 15, 2007 and incorporated by reference herein)

10.6	Registration Rights Agreement, dated July 2, 2007, by and among Registrant and the stockholders listed on the signature page therein.*

10.7

Escrow Agreement, dated July 2, 2007, between ACN OPCO LLC, American Community Newspapers LLC and Continental Stock Transfer & Trust Company (included as Annex F of the Definitive Proxy Statement (No. 001-32549), filed June 15, 2007 and incorporated by reference herein)

10.8

Form of Registration Rights Agreement (“RRA Agreement”) by and among Registrant and the stockholders listed on the signature page therein (incorporated by reference from Exhibit 10.17 to Regisrtant’s Registration Statement on Form S-1 (File No. 333-124380) filed April 27, 2005)

10.9	Amendment to RRA Agreement, dated July 2, 2007*

10.10	Registrant’s 2007 Long Term Incentive Equity Plan (included as Annex C of the Definitive Proxy Statement (No. 001-32549), filed June 15, 2007 and incorporated by reference herein)

14.1	Registrant’s Code of Ethics*

21.1	List of Subsidiaries*

99.1	Audit Committee Charter (incorporated by reference from Exhibit 99.2 to Amendment No. 3 of Courtside’s Registration Statement on Form S-1 (File No. 333-124380) filed June 27, 2005)

99.2	Nominating Committee Charter (incorporated by reference from Exhibit 99.3 to Amendment No. 3 of Courtside’s Registration Statement on Form S-1 (File No. 333-124380) filed June 27, 2005)

*	Previously filed
**	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2007

AMERICAN COMMUNITY NEWSPAPERS INC.
By:	/s/ Gene Carr
	Name:	Gene Carr
	Title:	Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

2.1

Asset Purchase Agreement, dated as of January 24, 2007, as amended, by and among Registrant, American Community Newspapers LLC and ACN Holding LLC. (included as Annex A of the Definitive Proxy Statement (No. 001-32549), filed June 15, 2007 and incorporated by reference herein)

2.2	Letter Agreement, dated June 29, 2007, by and among Registrant, American Community Newspapers LLC and ACN Holding LLC*

3.1	Amended and Restated Certificate of Incorporation of Registrant*

3.2	Bylaws of the Registrant (incorporated by reference from Exhibit 3.2 to Registrant’s Registration Statement on Form S-1 (File No. 333-124380) filed April 27, 2005)

3.3	Certificate of Designations, Rights and Preferences of the Series A Redeemable Preferred Stock*

4.1	Specimen Unit Certificate**

4.2	Specimen Common Stock Certificate**

4.3	Specimen Warrant Certificate**

4.4	Form of Unit Purchase Option (incorporated by reference from Exhibit 4.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-124380) filed April 27, 2005)

4.5	Amendment to Unit Purchase Option (incorporated by reference from Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed October 25, 2006)

4.6	Amendment No. 2 to Unit Purchase Option, dated July 2, 2007*

4.7	Warrant Agreement (incorporated by reference from Exhibit 4.5 to Registrant’s Registration Statement on Form S-1 (File No. 333-124380) filed April 27, 2005)

4.8	Warrant Clarification Agreement (incorporated by reference from Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed October 25, 2006)

10.1

Credit Agreement, dated as of June 29, 2007, by, between and among ACN OPCO LLC, Registrant, Bank of Montreal, Chicago Branch, for itself as lender and as administrative agent for all lenders, and the financial institutions listed on the signature pages thereto*

10.2	Credit Agreement, dated as of June 29, 2007, between Registrant and Ares Capital Corporation, as initial lender*

10.3

Employment Agreement, dated January as of January 24, 2007, between Registrant and Eugene M. Carr (included as Annex H of the Definitive Proxy Statement (No. 001-32549), filed June 15, 2007 and incorporated by reference herein)

10.4

Employment Agreement, dated January as of January 24, 2007, between Registrant and Daniel J. Wilson (included as Annex I of the Definitive Proxy Statement (No. 001-32549), filed June 15, 2007 and incorporated by reference herein)

10.5

Employment Agreement, dated January as of January 24, 2007, between Registrant, Jeffrey B. Coolman (included as Annex J of the Definitive Proxy Statement (No. 001-32549), filed June 15, 2007 and incorporated by reference herein)

10.6	Registration Rights Agreement, dated July 2, 2007, by and among Registrant and the stockholders listed on the signature page therein.*

10.7

Escrow Agreement, dated July 2, 2007, between ACN OPCO LLC, American Community Newspapers LLC and Continental Stock Transfer & Trust Company (included as Annex F of the Definitive Proxy Statement (No. 001-32549), filed June 15, 2007 and incorporated by reference herein)

10.8

Form of Registration Rights Agreement (“RRA Agreement”) by and among Registrant and the stockholders listed on the signature page therein (incorporated by reference from Exhibit 10.17 to Regisrtant’s Registration Statement on Form S-1 (File No. 333-124380) filed April 27, 2005)

10.9	Amendment to RRA Agreement, dated July 2, 2007*

10.10	Registrant’s 2007 Long Term Incentive Equity Plan (included as Annex C of the Definitive Proxy Statement (No. 001-32549), filed June 15, 2007 and incorporated by reference herein)

14.1	Registrant’s Code of Ethics*

21.1	List of Subsidiaries*

99.1	Audit Committee Charter (incorporated by reference from Exhibit 99.2 to Amendment No. 3 of Courtside’s Registration Statement on Form S-1 (File No. 333-124380) filed June 27, 2005)

99.2	Nominating Committee Charter (incorporated by reference from Exhibit 99.3 to Amendment No. 3 of Courtside’s Registration Statement on Form S-1 (File No. 333-124380) filed June 27, 2005)

*	Previously filed
**	Filed herewith